Exhibit 10.34

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     THIS  THIRD  AMENDMENT  TO  LOAN  AND  SECURITY  AGREEMENT  (this  "THIRD
                                                                         -----
AMENDMENT"),  effective  as  of  the  6th  day  of  May,  2004,  is by and among
---------
MEASUREMENT  SPECIALTIES,  INC.,  a  New Jersey corporation ("MSI"), IC SENSORS,
                                                              ---
INC.,  a  California  corporation  ("IC,"  together  with  MSI, are collectively
                                     --
referred  to  herein  as  the "BORROWERS" and individually as a "BORROWER"), and
                               ---------                         --------
FLEET CAPITAL CORPORATION, a Rhode Island corporation ("LENDER").
                                                        ------

                              W I T N E S S E T H:

     WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of January 31, 2003 (as amended by that certain First
Amendment to Loan and Security Agreement dated as of March 28, 2003 and that certain Second Amendment to Loan Agreement dated as of April 11, 2003, the "LOAN
                                                                            ----
AGREEMENT")  (unless otherwise defined herein, all capitalized terms used herein
---------
which are defined in the Loan Agreement shall have the meaning given such terms in the Loan Agreement); and

WHEREAS, Borrowers have advised Lender that MSI intends to complete a corporate restructuring of MSI's foreign operations and more specifically to effect the following corporate restructuring transactions (collectively referred to herein as the "ASIA RESTRUCTURE"):
          -----------------

     A. MSI forms and capitalizes a new, direct, wholly owned Subsidiary known as Kenabell Holding Limited that will be an international business company  incorporated  in  the  British  Virgin  Islands ("KENABELL");
                                                                     --------

     B. MSI forms and capitalizes a new, direct, wholly owned Subsidiary known as Measurement Limited that will be an exempted company incorporated in  the  Cayman  Islands  ("ML-CAYMAN");
                                      ---------

     C.   MSI contributes all of the Equity of ML-Cayman to Kenabell;

     D. MSI transfers all of the Equity of Measurement Limited, a company organized under the laws of the Peoples Republic of China (Hong Kong) ("ML-HONG KONG"), to Kenabell in exchange for the issuance by Kenabell
            ------------
          of  additional  Equity;

     E. MSI files, or causes to be filed, "check-the-box" elections for ML-Hong Kong and ML-Cayman to be treated as branches of Kenabell for United States tax purposes;

     F. ML-Hong Kong sells certain assets to ML-Cayman in exchange for the issuance by ML-Cayman of an unsecured demand note in favor of ML-Hong Kong in an amount determined by the valuation of the assets sold ("ML-NOTE");
            -------

     G.   ML-Hong  Kong  distributes  the  ML-Note  to  Kenabell;

     H.   Kenabell  contributes the ML-Note to the paid-in capital of ML-Cayman;
          and

     WHEREAS, after giving effect to the Asia Restructure, the organizational structure of the Borrowers and Subsidiaries will be as set forth on Exhibit A hereto (the "POST-CONSUMMATION ORGANIZATIONAL STRUCTURE CHART"); and
               ---------------------------------------------------

     WHEREAS, Borrowers have requested that Lender (a) consent to the Asia Restructure and waive any Default or Event of Default which would otherwise arise or have arisen solely as a result thereof, and (b) amend certain provisions of the Loan Agreement in connection with the Asia Restructure.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers and Lender hereby agree as follows:

     SECTION  1     AMENDMENTS  TO  THE  LOAN  AGREEMENT.  In  reliance  on  the
                    ------------------------------------
representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of each condition precedent contained in Section 5 of this Third Amendment, the Loan Agreement shall be amended
    ----------
effective as of the date hereof in the manner provided in this Section 1.

          1.1     ADDITIONAL DEFINITIONS. Appendix A of the Loan Agreement shall
                  ----------------------
be  amended  to  add  thereto in alphabetical order the following defined terms:

               KENABELL  -  Kenabell  Holding Limited, an international business
               --------
     company incorporated in the British Virgin Islands.

               ML-CAYMAN - Measurement Limited, an exempted company incorporated
               ---------
     in the Cayman Islands.

               ML-HONG  KONG  - Measurement Limited, a company existing and duly
               -------------
     organized under the laws of the Peoples Republic of China (Hong Kong).

          1.2     AMENDMENT  TO  SECTION  8.2(G) OF THE LOAN AGREEMENT.  Section
                  ----------------------------------------------------
8.2(g) of the Loan Agreement shall be amended and restated in full to read as follows:

               (g)     DISTRIBUTIONS.  Declare or make, or permit any Subsidiary
                       -------------
     of  any  Borrower  to  declare  or  make,  any Distributions except (i) any
     Distribution to a Borrower, (ii) any Distribution from Jingliang Electronics (Shenzhen) Co., Ltd., a company existing and duly organized under the laws of the Peoples Republic of China ("JINGLIANG"), to ML-Hong
                                                         ---------
     Kong, (iii) any Distribution from ML-Hong Kong to Kenabell, and (iv) any Distribution from ML-Cayman to Kenabell.

     SECTION  2     LIMITED  CONSENT.  In  reliance  on  the  representation,
                    ----------------
warranties, covenants and agreements contained in this Third Amendment, and subject to the limitations set forth herein and the satisfaction of each condition precedent contained in Section 3 of this Third Amendment, Lender
                                     ----------
hereby consents to and waives any Default or Event of Default which would otherwise arise or have arisen solely as a result of the Asia Restructure. Borrowers hereby acknowledge that the consent and waiver herein contained is a limited one-time event, and nothing contained herein shall obligate Lender to grant any additional or future consent or waiver.

     SECTION  3     RELEASE  OF  PLEDGE  OF  EQUITY OF ML HONG KONG.   As of the
                    -----------------------------------------------
effective Date hereof, Lender hereby releases the pledge by MSI of any of its Equity in ML Hong Kong and will execute and deliver to MSI a form of discharge of that certain Mortgage of Shares dated January 31, 2003 entered into by MSI and any other documents regarding the release of such pledge as MSI may reasonably request.

     SECTION  4     KENABELL  DELIVERIES.  By  May  17,  2004  Borrowers  shall
                    --------------------
deliver, or cause to be delivered, to Lender (1) certificates evidencing sixty-five percent (65%) of the issued and outstanding Equity of Kenabell, together with stock powers duly executed in blank, (2) evidence, in form and substance satisfactory to Lender, that the Lien of Lender on sixty-five percent (65%) of the issued and outstanding Equity of Kenabell granted pursuant to the Loan Agreement has been recorded in the share register of Kenabell, and (3) certificates of authorized officers of Kenabell, certified copies of the certificate of incorporation, memorandum of association and articles of associates of Kenabell, certified copies of resolutions of the board of directors or applicable governing body of Kenabell and such other documents, instruments and agreements as Lender shall require to evidence the valid corporate existence and authority to conduct business of Kenabell and any other legal matters relating to Kenabell, all in form and substance satisfactory to Lender and its counsel. Borrowers acknowledge and agree that a failure to deliver each of the foregoing deliveries by May 17, 2004 shall constitute and immediate Event of Default under the Loan Agreement without notice or opportunity to cure.

     SECTION  5     CONDITIONS PRECEDENT. The effectiveness of the amendments to
                    --------------------
the  Loan  Agreement  contained in Section 1 hereof and the consent contained in
                                   ---------
Section  2  hereof  is  subject  to  the  satisfaction  of each of the following
----------
conditions  precedent:

          5.1     OFFICER'S CERTIFICATE, ETC.  Borrowers shall have delivered to
                  --------------------------
Lender such certificates of authorized officers of MSI, certified copies of resolutions of the directors of such Borrower and such other documents, instruments and agreements as Lender shall require to evidence the due authorization, execution and delivery of this Third Amendment, any documents related to the Asia Restructure and any other legal matters relating to the Asia Restructure entered into by MSI, all in form and substance satisfactory to Lender and its counsel.

          5.2     ABSENCE  OF  DEFAULTS.  No Default or Event of Default exists.
                  ---------------------

          5.3     REPRESENTATIONS  AND  WARRANTIES.  Each  representation  and
                  --------------------------------
warranty  contained  in  Section  6  hereof  is true and correct in all material
                         ----------
respects.

     SECTION 6     REPRESENTATIONS AND WARRANTIES.  In order to induce Lender to
                   ------------------------------
enter into this Third Amendment, each Borrower hereby jointly and severally represents and warrants to Lender that:

          6.1     ACCURACY  OF  REPRESENTATIONS  AND  WARRANTIES.  Each
                  ----------------------------------------------
representation and warranty of such Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

          6.2     DUEAUTHORIZATION,  NO  CONFLICTS.  The execution, delivery and
                  --------------------------------
performance by Borrowers of this Third Amendment are within Borrowers' corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon any Borrower or any of their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any of their Subsidiaries except for Permitted Liens.

          6.3     VALIDITY AND BINDING EFFECT.  This Third Amendment constitutes
                  ---------------------------
the valid and binding obligations of Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

          6.4     ABSENCE  OF  DEFAULTS.  Neither  a  Default  nor  an  Event of
                  ---------------------
Default  has  occurred  which  is  continuing.

          6.5     NODEFENSE.  Borrowers  have  no  defenses  to  payment,
                  ---------
counterclaims or rights of set-off with respect to the Obligations on the date hereof.

          6.6     REVIEWAND  CONSTRUCTION  OF DOCUMENTS.  Each Borrower  has had
                  -------------------------------------
the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Third Amendment with its legal counsel, has reviewed this Third Amendment and fully understands the effects thereof and all terms and provisions contained herein, and has executed this Third Amendment of its own free will and volition. Furthermore, each Borrower acknowledges that (i) this Third Amendment shall be construed as if jointly drafted by Borrowers and Lender, and (ii) the recitals contained in this Third Amendment shall be construed to be part of the operative terms and provisions of this Third Amendment.

     SECTION  7     MISCELLANEOUS.
                    -------------

          7.1     LOAN  DOCUMENT.  This  Third  Amendment is a Loan Document for
                  --------------
all  purposes  of  the  Loan  Agreement  and  the  other  Loan  Documents.

          7.2     REAFFIRMATION  OF LOAN DOCUMENTS; EXTENSION OF LIENS.  Any and
                  ----------------------------------------------------
all of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby reaffirm the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

          7.3     PARTIES  IN INTEREST.  All of the terms and provisions of this
                  --------------------
Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          7.4     LEGAL  EXPENSES.  Borrowers  hereby agree to pay on demand all
                  ---------------
reasonable fees and expenses of counsel to Lender incurred by Lender in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

          7.5     COUNTERPARTS.  This  Third  Amendment  may  be  executed  in
                  ------------
counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until this Third Amendment has been executed by Borrowers and Lender at which time this Third Amendment shall be binding on, enforceable against and inure to the benefit of Borrowers and Lender. Facsimiles shall be effective as originals.

          7.6     COMPLETE  AGREEMENT.  THIS THIRD AMENDMENT, THE LOAN AGREEMENT
                  -------------------
AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          7.7     HEADINGS.  The  headings,  captions  and  arrangements used in
                  --------
this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

          7.8     NO IMPLIED WAIVERS.  No failure or delay on the part of Lender
                  ------------------
in exercising, and no course of dealing with respect to, any right, power or privilege under this Third Amendment, the Loan Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Third Amendment, the Loan Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          7.9     ARMS-LENGTH/GOOD  FAITH.  This  Third  Amendment  has  been
                  -----------------------
negotiated  at  arms-length  and  in  good  faith  by  the  parties  hereto.

          7.10     INTERPRETATION.  Wherever  the  context  hereof  shall  so
                   --------------
require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Third Amendment are for convenience only and shall not affect the interpretation of this Third Amendment.

          7.11     SEVERABILITY.  In  case  any  one  or  more of the provisions
                   ------------
contained in this Third Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Third Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          7.12     FURTHER  ASSURANCES.  Each  Borrower  agrees  to  execute,
                   -------------------
acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Lender as necessary or advisable to carry out the intents and purposes of this Third Amendment.

          7.13     WAIVERS  BY BORROWERS.  BORROWERS JOINTLY AND SEVERALLY WAIVE
                   ---------------------
THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWERS MAY IN ANY WAY BE LIABLE AND HEREBY RATIFY AND CONFIRM WHATEVER LENDER MAY DO IN THIS REGARD; NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO
EXERCISE ANY OF LENDER'S REMEDIES; THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; NOTICE OF ACCEPTANCE HEREOF; AND EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY OR PUNITIVE. BORROWERS ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS THIRD AMENDMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWERS. BORROWERS JOINTLY AND SEVERALLY WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THE FOREGOING WAIVERS WITH THEIR LEGAL COUNSEL AND HAVE KNOWINGLY AND VOLUNTARILY WAIVED THEIR JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS THIRD AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.


BORROWERS:


MEASUREMENT SPECIALTIES, INC.



By:  /s/  Frank  Guidone
   ---------------------
     Name:  Frank Guidone
     Title: CEO


IC SENSORS, INC.



By:  /s/  Frank  Guidone_
   ---------------------
     Name:  Frank Guidone
     Title: CEO



LENDER:


FLEET CAPITAL CORPORATION



By:  /s/  Joy  L.  Bartholomew
   ---------------------------
          Joy  L.  Bartholomew
          Senior Vice President